Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MIP Solutions, Inc, (the "Company") on Form 10-Q for the period ending March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary MacDonald, Chief Executive Officer and Director of the Company, certify, pursuant to 81 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:       /s/ Gary MacDonald

               Chief Executive Officer and Director

May 19, 2011

A signed original of this written statement has been provided to the registrant and will be retained by the registrant to be furnished to the Securities and Exchange Commission or its staff upon request.